                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                          ___________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                     CORPORATION DESIGNATED TO ACT AS TRUSTEE

           Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2) ____

                            ________________________

                                  CITIBANK, N.A.
               (Exact name of trustee as specified in its charter)

                                                      13-5266470
                                                      (I.R.S. employer
                                                      identification no.)

399 Park Avenue, New York, New York                   10043
(Address of principal executive office)               (Zip Code)
                             _______________________

                          Computer Sciences Corporation
               (Exact name of obligor as specified in its charter)

Nevada                                                      95-2043126
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


2100 East Grand Avenue
El Segundo, California                                      90245
(Address of principal executive offices)                    (Zip Code)

                            _________________________

                                 Debt Securities
                       (Title of the indenture securities)

Item 1. General Information.

             Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

             NAME                                        ADDRESS
             ----                                        -------

             Comptroller of the Currency                 Washington, D.C.

             Federal Reserve Bank of New York            New York, NY
             33 Liberty Street
             New York, NY

             Federal Deposit Insurance Corporation       Washington, D.C.

      (b)    Whether it is authorized to exercise corporate trust powers.

             Yes.

Item 2. Affiliations with Obligor.

             If the obligor is an affiliate of the trustee, describe each such affiliation.

                     None.

Item 16.     List of Exhibits.

             List below all exhibits filed as a part of this Statement of Eligibility.

             Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

             Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

             Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

             Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

             Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

             Exhibit 5 - Not applicable.


             Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

             Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of March 31, 2000-attached)

             Exhibit 8 -  Not applicable.

             Exhibit 9 -  Not applicable.

                                   __________________


                                       SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 6th day of July, 2000.





                                            CITIBANK, N.A.

                                            By   /s/Wafaa Orfy
                                                 ---------------------
                                                 Wafaa Orfy
                                                 Assistant Vice President

                                Charter No. 1461
                           Comptroller of the Currency
                              Northeastern District
                               REPORT OF CONDITION
                                 CONSOLIDATING
                              DOMESTIC AND FOREIGN
                                 SUBSIDIARIES OF

                                 Citibank, N.A.

of New York in the State of New York, at the close of business on March 31, 2000, published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 1461 Comptroller of the Currency Northeastern District.

                                   ASSETS
                                                          THOUSANDS
                                                         OF DOLLARS

Cash and balances due from de-
  pository institutions:
Noninterest-bearing balances
  and currency and coin............................... $  8,408,000
Interest-bearing balances.............................   12,617,000
Held-to-maturity securities...........................            0
Available-for-sale securities.........................   42,487,000
Federal funds sold and
  securities purchased under
  agreements to resell................................    7,394,000
Loans and lease financing receiv-
  ables:
Loans and Leases, net of un-
  earned income....................................... $213,223,000
  LESS: Allowance for loan
  and lease losses....................................    4,630,000
  Loans and leases, net of un-
  earned income, allowance,
  and reserve.........................................  208,593,000
Trading assets........................................   33,737,000
Premises and fixed assets (includ-
  ing capitalized leases).............................    3,747,000
Other real estate owned...............................      327,000
Investments in unconsolidated
  subsidiaries and associated com-
  panies..............................................    1,199,000
Customers' liability to this bank
  on acceptances outstanding..........................    1,000,000
Intangible assets.....................................    4,679,000
Other assets..........................................   13,770,000
                                                        -----------
TOTAL ASSETS.......................................... $337,958,000
                                                        ===========

                              LIABILITIES
Deposits:
In domestic offices................................... $ 44,927,000
  Noninterest-
  bearing............................................. $ 14,633,000
  Interest-
  bearing.............................................   30,294,000
In foreign offices, Edge and
  Agreement subsidiaries, and
  IBFs................................................  197,136,000
Noninterest-
  bearing.............................................   13,963,000
  Interest-
  bearing.............................................  183,173,000
Federal funds purchased and
  securities sold under agree-
  ments to repurchase.................................    7,602,000
Demand notes issued to the
  U.S. Treasury.......................................            0
Trading liabilities...................................   27,234,000
Other borrowed money (includes
  mortgage indebtedness and
  obligations under capitalized
  leases):
  With a remaining maturity of one
  year or less........................................   11,752,000
  With a remaining maturity of more
  than one year through three years...................    1,390,000
  With a remaining maturity of more
  than three years....................................    3,090,000
Bank's liability on acceptances ex-
  ecuted and outstanding..............................    1,128,000
Subordinated notes and
  debentures..........................................    6,850,000

Other liabilities.....................................   13,580,000
                                                        -----------
TOTAL LIABILITIES..................................... $314,689,000
                                                        ===========

                              EQUITY CAPITAL
Perpetual preferred stock
  and related surplus.................................           0
Common stock.......................................... $    751,000
Surplus...............................................    9,971,000
Undivided profits and capital re-
  serves..............................................   13,056,000
Net unrealized holding gains (losses)
  on available-for-sale securities....................      222,000
Accumulated net gains (losses)
  on cash flow hedges.................................            0
Cumulative foreign currency
  translation adjustments.............................    (731,000)
TOTAL EQUITY CAPITAL.................................. $ 23,269,000
                                                        -----------
TOTAL LIABILITIES AND
  EQUITY CAPITAL...................................... $337,958,000
                                                        ===========

I, Roger W. Trupin, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                ROGER W. TRUPIN
                                                     CONTROLLER

We, the undersigned directors, attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                                PAUL J. COLLINS
                                              VICTOR J. MENEZES
                                              WILLIAM R. RHODES
                                                      DIRECTORS